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EXHIBIT 10.12.6

AMENDMENT NO. 3
to the
SECOND AMENDED AND RESTATED AGREEMENT
between
PHILIP MORRIS USA INC.
and
SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
for FINE PAPER SUPPLY

        This Amendment No. 3, effective August 11, 2003, is by and between Philip Morris USA Inc. (formerly Philip Morris Incorporated), a Virginia corporation doing business as Philip Morris U.S.A. ("Buyer"), and Schweitzer-Mauduit International, Inc., a Delaware corporation ("Seller").

RECITALS

        Whereas, Buyer and Seller have previously entered into the Second Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000, which has been amended by Amendment No. 1, effective May 23, 2002 and Amendment No. 2, effective January 1, 2003 (as amended, the "Agreement"); and

        Whereas, Buyer and Seller now wish to amend the Agreement as provided herein.

        Now therefore, in consideration of the promises exchanged herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:

        1.    Definitions.    Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Agreement, as amended, or in the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2000 (the "Addendum").

        2.    Temporary Adjustment to Prices for Cigarette Paper.    Paragraph 10 and Paragraph 11 of Amendment No. 2 to the Agreement shall not be applicable to the first [****] Bobbins of Cigarette Paper [****] delivered to Buyer during the period [****] through[****]. Instead, the Adjusted Base Prices that shall be used pursuant to Article VIII.C of the Agreement to compute the Invoice Prices for the first [****] Bobbins of Cigarette Paper (excluding Banded Cigarette Paper) delivered during such period shall be the applicable Base Price set forth in Attachment 1 to Amendment No. 2 to this Agreement, adjusted as applicable pursuant to Article VIII.D of the Agreement, [****]. Paragraph 10 and Paragraph 11 of Amendment No. 2 to the Agreement shall continue to be applicable (i) for all Bobbins of Cigarette Paper [****] in excess of [****] Bobbins delivered to Buyer during the period [****] through [****] and (ii) for Cigarette Paper [****] delivered to Buyer after [****].

        3.    Adjusted Invoices and Payments for Shipments made after [****].    To the extent any of the Cigarette Paper whose pricing is revised by the first three sentences of Paragraph 2 above has been delivered to and paid for by Buyer in accordance with Amendment No. 2 to the Agreement, Seller shall submit an adjusted invoice to Buyer requesting payment for the difference, if any, between the amount paid by Buyer and the amount payable determined as set forth in Paragraph 2. Such invoice shall be submitted no later than 30 days after the effective date of this Amendment No. 3. Buyer shall pay such invoice within 30 days after Buyer's receipt thereof.

        4.    Temporary Adjustment to Prices for Plug Wrap.    Notwithstanding anything in Amendment No. 2 to the contrary, the applicable Invoice Price for the first [****] Bobbins of [****] Plug Wrap delivered during the period [****] through [****], shall be [****] per Bobbin. If more than [****] Bobbins of Plug Wrap are delivered to Buyer during the period [****] through [****], the applicable Adjusted Base Price for such excess Bobbins shall be determined as set forth in Amendment No. 2. The applicable Adjusted Base Price for Plug Wrap delivered to Buyer on and after [****] shall be as set forth in Amendment No. 2.

[****]
Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

        5.    Temporary Adjustment to [****].    In accordance with Article 4.4.3 of the Addendum, the [****] per Standard Bobbin of Cigarette Paper as set forth in Article 3.5.3.4 of the Addendum shall adjusted from [****] per Standard Bobbin to [****] per Standard Bobbin for all Cigarette Paper delivered to Buyer during the period [****] through [****]. Commencing on [****], the [****] shall be re-adjusted to [****] per Standard Bobbin of Cigarette Paper for all Cigarette Paper delivered to Buyer on and after [****].

        6.    Temporary Adjustment to [****].    In accordance with Article 3.6.2 of the Addendum, the [****] per Standard Bobbin of Cigarette Paper shall be adjusted from [****] per Standard Bobbin to [****] per Standard Bobbin for all Cigarette Paper delivered to Buyer during the period [****] through [****]. Commencing on [****}, the [****] shall be re-adjusted to [****] per Standard Bobbin for all Cigarette Paper delivered to Buyer on and after [****].

        7.    Other Provisions Unchanged.    All other provisions of the Agreement shall remain unchanged.

        8.    Separate Counterparts.    This Amendment No. 3 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

        9.    Entire Agreement.    The Agreement and this Amendment No. 3 constitute the entire agreement between the parties regarding the subject matter contained herein.

        IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 3, intending that the parties should be bound thereby.

PHILIP MORRIS USA INC.		SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By:	/s/ TIM R. CAMPBELL	By:	/s/ PETER J. THOMPSON
Name:	Tim R. Campbell	Name:	Peter J. Thompson
Title:	Director, Purchasing	Title:	President—U.S. Operations
[****]
Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

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AMENDMENT NO. 3 to the SECOND AMENDED AND RESTATED AGREEMENT between PHILIP MORRIS USA INC. and SCHWEITZER-MAUDUIT INTERNATIONAL, INC. for FINE PAPER SUPPLY
RECITALS